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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the 1996 Stock Incentive Award Plan of Javelin Systems, Inc. of our report dated August 1, 1997, with respect to the financial statements and schedule of Javelin Systems, Inc. included in the Annual Report (Form 10-KSB) for the year ended June 30, 1997.


                                                   ERNST & YOUNG LLP

Orange County, California
September 26, 1997